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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 20, 2000
                        (Date of earliest event reported)


                             TeleTech Holdings, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                     000-21055                   84-1291044
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

             1700 Lincoln Street, Suite 1400, Denver, Colorado 80203 (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 894-4000
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

TELETECH/NEWGEN MERGER

     As previously reported, on December 20, 2000, TeleTech Holdings, Inc., a Delaware corporation ("TeleTech"), completed the acquisition of Newgen Results Corporation, a Delaware corporation ("Newgen"). The acquisition was effected in accordance with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 21, 2000, by and among TeleTech, NG Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of TeleTech ("Merger Sub"), and Newgen, pursuant to which Merger Sub was merged with and into Newgen, and Newgen became a wholly-owned subsidiary of TeleTech (the "Merger"). The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, and will be accounted for as a pooling of interests. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. A further description of the Merger is set forth in the press release issued by TeleTech, dated December 20, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SYNTHETIC LEASE TRANSACTION

     On December 29, 2000, TeleTech consummated a synthetic lease transaction relating to property and improvements that will be its corporate headquarters that was previously owned by TCI Realty, LLC, a Delaware limited liability company (the "Seller"). Pursuant to the transaction, State Street Bank and Trust Company of Connecticut, National Association (the "Trust"), acquired the property known generally as 9197 South Peoria Street, Englewood, Colorado, from the Seller, including the land, the building (the "Building") and other improvements situated thereon and certain personal property included therein (collectively, the "Property") for an aggregate purchase price of approximately $32,168,000. Simultaneously, the Trust leased the Property to TeleTech Services Corporation ("TSC"), a wholly-owned subsidiary of TeleTech, pursuant to a Lease and Deed of Trust (the "Lease"), and TSC subleased the Property to an affiliate of the Seller pursuant to a short term sublease prior to occupancy by TeleTech. A copy of the Lease is attached hereto as Exhibit 2.3 and incorporated herein by reference.

     The Trust acquired the Property with funds from loans made pursuant to a Participation Agreement dated as of December 27, 2000, by and among TSC, as Lessee, TeleTech, as Guarantor, the Trust in its capacity as Certificate Trustee, First Security Bank, National Association, in its capacity as Administrative Agent, the financial institutions named therein, as certificate holders, and the financial institutions named therein, as lenders. The certificate holders are Security Pacific Leasing Corporation, Wells Fargo Bank, N.A., and Bank Hapoalim B.M. The lenders are Banc of America Leasing and Capital, LLC, Wells Fargo Bank, N.A., and Bank Hapoalim, B.M. A copy of the Participation Agreement is attached hereto as Exhibit 2.2 and incorporated herein by reference.

     The initial term of the Lease ends on December 27, 2004 ("Initial Term"). TSC may renew the Lease for two additional one-year terms (each a "Renewal Term"). At the end of the Initial Term or each Renewal Term, TSC also has the option to (i) purchase the Property for cash (in the amount of the outstanding principal amount of the loans, the certificate amounts plus all accrued interest and yield and all other amounts owed under the synthetic lease documents) or (ii) sell the Property for cash to a single purchaser.

     The Building is an approximately 489,440 gross square foot facility initially completed in May 1999 and contains approximately 271,678 rentable square feet of finished office space as well as underground and surface parking, and will be occupied by TeleTech as its world headquarters. Although there is no material relationship between TeleTech and the Seller, other affiliates of the Seller are clients of TeleTech.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of business acquired

          The audited financial statements of Newgen Results Corporation for the years ended December 31, 1997, 1998 and 1999, and the unaudited interim financial statements of Newgen Results Corporation are incorporated herein by reference to TeleTech's Amendment No. 1 to that Registration Statement on Form S-4 (No. 333-47432) previously filed with the Securities and Exchange Commission on November 17, 2000.

     (b)  Pro forma financial information

          Pro forma financial information giving effect to the merger of TeleTech and Newgen using the pooling of interests method of accounting as if the merger had been consummated at the earliest period presented, or at September 30, 2000, as appropriate, are incorporated herein by reference to TeleTech's Amendment No. 1 to that Registration Statement on Form S-4 (No. 333-47432) previously filed with the Securities and Exchange Commission on November 17, 2000.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of August 21, 2000, by and among TeleTech Holdings, Inc. ("TeleTech"), NG Acquisition Corp. and Newgen Results Corporation (1)

          2.2 Participation Agreement dated as of December 27, 2000 among TeleTech Services Corporation ("TSC"), TeleTech, State Street Bank and Trust Company of Connecticut, National Association
               (the "Trust"), First Security Bank, National Association ("First Security"), the financial institutions named on Schedule I thereto (the "Certificate Holders") and the financial institutions named on Schedule II thereto (the "Lenders").

          2.3 Lease and Deed of Trust dated as of December 27, 2000 among TSC, the Trust and the Public Trustee of Douglas County, Colorado.

          2.4 Participant Guarantee dated December 27, 2000 made by TeleTech in favor of First Security, the Certificate Holders and the Lenders.

          2.5 Lessee Guarantee dated December 27, 2000 made by TeleTech in favor of State Street, First Security, the Certificate Holders and the Lenders.

          2.6 Contract dated December 26, 2000 between TCI Realty, LLC and TSC (certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

          23.1 Consent of Arthur Andersen LLP
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          99.1 Press release dated December 20, 2000.

          --------------------------

          (1) Incorporated by reference to Exhibit 2.1 filed with TeleTech's Current Report on Form 8-K dated August 21, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TeleTech Holdings, Inc.

                                       By: /s/ Margot O'Dell
                                           --------------------
                                           Margot O'Dell
                                           Chief Financial Officer


Dated: January 16, 2001

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                                INDEX TO EXHIBITS

2.1 Agreement and Plan of Merger, dated as of August 21, 2000, by and among TeleTech Holdings, Inc. ("TeleTech"), NG Acquisition Corp. and Newgen Results Corporation (1)

2.2 Participation Agreement dated as of December 27, 2000 among TeleTech Services Corporation ("TSC"), TeleTech, State Street Bank and Trust Company of Connecticut, National Association (the "Trust"), First Security Bank, National Association ("First Security"), the financial institutions named on Schedule I thereto (the "Certificate Holders") and the financial institutions named on Schedule II thereto (the "Lenders").

2.3 Lease and Deed of Trust dated as of December 27, 2000 among TSC, the Trust and the Public Trustee of Douglas County, Colorado.

2.4 Participant Guarantee dated December 27, 2000 made by TeleTech in favor of First Security, the Certificate Holders and the Lenders.

2.5 Lessee Guarantee dated December 27, 2000 made by TeleTech in favor of State Street, First Security, the Certificate Holders and the Lenders.

2.6 Contract dated December 26, 2000 between TCI Realty, LLC and TSC (certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

23.1 Consent of Arthur Andersen LLP

99.1 Press release dated December 20, 2000.

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(1)  Incorporated by reference to Exhibit 99.1 filed with TeleTech's Current
     Report on Form 8-K dated August 21, 2000.